Exhibit 13.2. Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Amended Annual Report of Flamel Technologies S.A. (the “Company”) on Form 20-F/A for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen H. Willard, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen H. Willard
Executive Vice President and Chief Financial Officer June 15, 2005